UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 14, 2026

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0002148615
Benchmark 2026-V23 Mortgage Trust

 (Exact name of issuing entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

 (Exact name of depositor as specified in its charter)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001701238
Citi Real Estate Funding Inc.

 (Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541502
Goldman Sachs Mortgage Company

 (Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000927971
Bank of Montreal

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-283864-05	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

1 Columbus Circle

New York, New York 10019

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 8.01. Other Events.

On August 14, 2026, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) entered into an agreement to sell all of the Publicly Offered Certificates (as defined below), having an aggregate initial principal amount of $528,970,000, to Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), BMO Capital Markets Corp. (“BMO Capital Markets”), Barclays Capital Inc. (“BCI”), Academy Securities, Inc. (“Academy”) and Mischler Financial Group, Inc. (“Mischler”, and together with DBSI, CGMI, GS&Co., BMO Capital Markets, BCI and Academy, in such capacities, the “Underwriters”) on or about August 28, 2026 (the “Closing Date”), pursuant to an underwriting agreement, dated as of August 14, 2026 and as to which an executed version is attached hereto as Exhibit 1.1 (the “Underwriting Agreement”), among the Depositor, German American Capital Corporation (“GACC”) and the Underwriters.

On August 14, 2026, the Depositor also entered into an agreement to sell all of the Privately Offered Certificates (as defined below), having an aggregate initial principal amount of $158,004,258, to DBSI, CGMI, GS&Co., BMO Capital Markets, BCI, Academy and Mischler (collectively in such capacity, the “Initial Purchasers”) on or about the Closing Date, pursuant to a certificate purchase agreement, dated as of August 14, 2026 (the “Certificate Purchase Agreement”), among the Depositor, GACC and the Initial Purchasers.

On or about the Closing Date, it is expected that the Depositor will cause (i) the issuance of the Benchmark 2026-V23 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2026-V23 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2026 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as trustee, as certificate administrator, as paying agent and as custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-3, Class X-A and Class A-M Certificates (collectively, the “Publicly Offered Certificates”), (ii) Class X-E, Class X-F, Class X-G, Class B, Class B-1, Class B-X1, Class C, Class C-1, Class C-X1, Class D, Class D-1, Class D-X1, Class E, Class F, Class G, Class J-RR, Class K-RR, Class L-RR and Class R Certificates (the “Privately Offered Certificates”) and (iii) Class RR Certificates.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus dated August 14, 2026 and filed with the Securities and Exchange Commission on August 18, 2026 (the “Prospectus”). Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
Fratelli Beretta Industrial Portfolio	4.8	N/A
HP Plaza	4.9	N/A
Old Edwards Portfolio	4.10	(1)
Fairfield Times Square	4.11	N/A
Holiday Inn Hotel Chelsea	4.12	N/A
Cannon Industrial Portfolio	4.13	4.2
535 & 545 5th Avenue	4.14	4.3
Franklin 8 Pack	4.15	4.4(2)
Whirlpool Portfolio	4.16	(1)
Pinnacle Tower	4.17	4.5
Mall at Prince George’s	4.18	4.6
Haven Leased Fee Portfolio	4.19	4.7

(1)       The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

(2)       The subject Whole Loan will be serviced under the Other Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement) until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in Benchmark 2026-V23 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 30 fixed-rate commercial mortgage loans (the “Mortgage Loans”) secured by first liens on 58 commercial, multifamily and/or manufactured housing properties. The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 28, 2026 and as to which an executed version is attached hereto as Exhibit 99.1 (the “GACC Mortgage Loan Purchase Agreement”) between the Depositor and GACC, (ii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 28, 2026 and as to which an executed version is attached hereto as Exhibit 99.2 (the “CREFI Mortgage Loan Purchase Agreement”) between the Depositor and CREFI, (iii) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 28, 2026 and as to which an executed version is attached hereto as Exhibit 99.3 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (iv) Bank of Montreal (“BMO”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 28, 2026 and as to which an executed version is attached hereto as Exhibit 99.4 (the “BMO Mortgage Loan Purchase Agreement”) between the Depositor and BMO and (v) Barclays Capital Real Estate Inc. (“BCREI”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 28, 2026 and as to which an executed version is attached hereto as Exhibit 99.5 (together with the GACC Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement and the BMO Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and BCREI.

The funds that will be used by the Depositor to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Depositor to the Underwriters, pursuant to the Underwriting Agreement, (ii) the sale of the Privately Offered Certificates by the Depositor to the Initial Purchasers, pursuant to the Certificate Purchase Agreement, (iii) the sale of a portion of the Class RR Certificates by the Depositor to Deutsche Bank AG, New York Branch, as a “majority-owned affiliate” (as defined in the Risk Retention Rule (as defined in the Pooling and Servicing Agreement)) of GACC, pursuant to the GACC Mortgage Loan Purchase Agreement, (iv) the sale of a portion of the Class RR Certificates by the Depositor to CREFI, pursuant to the CREFI Mortgage Loan Purchase Agreement, and (v) the sale of the RR Interest by the Depositor to Goldman Sachs Bank USA, pursuant to the GSMC Mortgage Loan Purchase Agreement. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Prospectus, in negotiated transactions or otherwise at varying prices determined at the time of sale. The Privately Offered Certificates and the Class RR Certificates will be sold in transactions exempt from registration under the Securities Act of 1933 (the “Act”), as amended, pursuant to Section 4(a)(2) of the Act.

Further information regarding such sales relating to the price per class of Publicly Offered Certificates is set forth on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus. The related registration statement (file no. 333-283864) was originally declared effective on March 5, 2025. In connection with such Prospectus, the Chief Executive Officer of the registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of August 14, 2026.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit 1.1	Underwriting Agreement, dated as of August 14, 2026, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc. and Mischler Financial Group, Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2026, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, as paying agent, as custodian and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of June 1, 2026, between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of February 1, 2026, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of June 1, 2026, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of May 1, 2026, among Citigroup Commercial Mortgage Securities Inc., as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee.
Exhibit 4.6	Pooling and Servicing Agreement, dated and effective as of May 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.7	Pooling and Servicing Agreement, dated and effective as of March 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.8	Co-Lender Agreement, dated as of August 12, 2026, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.
Exhibit 4.9	Agreement Between Noteholders, dated as of May 14, 2026, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder, Goldman Sachs Bank USA, as Initial Note A-3 Holder, and Goldman Sachs Bank USA, as Initial Note A-4 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of August 7, 2026, between German American Capital Corporation, as Note A-1 Holder, German American Capital Corporation, as Note A-2 Holder, German American Capital Corporation, as Note A-3 Holder, German American Capital Corporation, as Note A-4 Holder, and German American Capital Corporation, as Note A-5 Holder.
Exhibit 4.11	Co-Lender Agreement, dated as of June 2, 2026, between German American Capital Corporation, as Note A-1 Holder, German American Capital Corporation, as Note A-2 Holder, and German American Capital Corporation, as Note A-3 Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of June 5, 2026, between German American Capital Corporation, as Note A-1 Holder, German American Capital Corporation, as Note A-2 Holder, German American Capital Corporation, as Note A-3 Holder, and German American Capital Corporation, as Note A-4 Holder.
Exhibit 4.13	Agreement Between Note Holders, dated as of May 20, 2026, by and between 3650 Capital SCF LOE I, LLC, as Initial Note A-1 Holder, Initial Note A-3 Holder, Initial Note A-5 Holder, Initial Note A-7 Holder and Initial Note A-9 Holder, and Bank of Montreal, as Initial Note A-2 Holder, Initial Note A-4 Holder, Initial Note A-6 Holder, Initial Note A-8 Holder and Initial Note A-10 Holder.
Exhibit 4.14	Co-Lender Agreement, dated as of January 9, 2026, between DBR Investments Co. Limited, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder, Note A-4 Holder, Note A-5 Holder, Note A-6 Holder and Note A-7 Holder, and Societe Generale Financial Corporation, as Note A-8 Holder, Note A-9 Holder, Note A-10 Holder, Note A-11 Holder and Note A-12 Holder.
Exhibit 4.15	Agreement Between Noteholders, dated as of May 6, 2026, by and between Barclays Capital Real Estate Inc. as Initial Note A-1 Holder, Barclays Capital Real Estate Inc., as Initial Note A-2 Holder, and Barclays Capital Real Estate Inc., as Initial Note A-3 Holder.

Exhibit 4.16	Co-Lender Agreement, dated as of August 4, 2026, by and between Bank of Montreal, as Initial Note A-1 Holder, Bank of Montreal, as Initial Note A-2 Holder, Bank of Montreal, as Initial Note A-3 Holder.
Exhibit 4.17	Agreement Between Noteholders, dated as of May 8, 2026, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder, and Goldman Sachs Bank USA, as Initial Note A-3 Holder.
Exhibit 4.18	Agreement Between Noteholders, dated as of May 1, 2026, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, RREF V - D Direct Lending Investments, LLC, as Initial Note A-2 Holder, RREF V - D Direct Lending Investments, LLC, as Initial Note A-3 Holder, Goldman Sachs Bank USA, as Initial Note A-4 Holder, and Goldman Sachs Bank USA, as Initial Note A-5 Holder.
Exhibit 4.19	Co-Lender Agreement, dated as of February 12, 2026, by and among Goldman Sachs Bank USA, as Note A-1-1 Holder, Note A-1-2 Holder, Note A-1-3 Holder, Note A-1-4 Holder and Note A-1-5 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as Note A-2-1 Holder, Note A-2-2 Holder and Note A-2-3 Holder.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 14, 2026.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective August 28, 2026, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective August 28, 2026, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective August 28, 2026, between Deutsche Mortgage & Asset Receiving Corporation and Goldman Sachs Mortgage Company.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective August 28, 2026, between Deutsche Mortgage & Asset Receiving Corporation and Bank of Montreal.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective August 28, 2026, between Deutsche Mortgage & Asset Receiving Corporation and Barclays Capital Real Estate Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: August 18, 2026
	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

	By:	/s/ Robert-Christopher Jones
Name: Robert-Christopher Jones
Title: Director